UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2026 (August 13, 2026)

Star Mountain Lower Middle-Market Capital Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	814-01399	86-3924884
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

140 E. 45th Street

New York, NY 10017

(Address of Principal Executive Offices, Zip Code)

(212) 810-9044

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

On August 13, 2026, Star Mountain Lower Middle-Market Capital Corp. (the “Company”) entered into a sixth amendment (the “Sixth Amendment”) to the Loan and Servicing Agreement dated as of July 2, 2021 between the Company, as the Borrower, Webster Bank, N.A. (f/k/a Sterling National Bank), as the collateral agent and administrative agent (in such capacities, the “Agent”), and the lenders party thereto (the “Lenders”) (as amended, amended and restated or otherwise modified from time to time, the “Loan and Servicing Agreement”). Capitalized terms used and not defined herein shall have the meanings ascribed in the Loan and Servicing Agreement.

The Sixth Amendment, among other things, (i) increased Advance Rates applicable to First Lien Loan Assets and First Lien Last Out Loan Assets, (ii) reduced the Aggregate Commitments under the facility provided by the Loan and Servicing Agreement from $200.0 million to $185.0 million, (iii) modified certain Concentration Limits, (iv) extended the Scheduled Maturity Date from June 30, 2028 to July 3, 2029 and (v) amended the Swing Loan Excess Amount definition to mean, at any time, an amount equal to the lesser of (i) $15,000,000 and (ii) $95,000,000 minus the Swing Lender’s Commitment at such time.

The foregoing description is only a summary of the material provisions of the Sixth Amendment and is qualified in their entirety by reference to a copy of the Sixth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

10.1

Sixth Amendment to Loan and Servicing Agreement, dated as of August 13, 2026, by and among the Company, as the Borrower, and Webster Bank, N.A. (f/k/a Sterling National Bank), as the Agent, and the Lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Mountain Lower Middle-Market Capital Corp.

Dated: August 19, 2026	By:	/s/ Brett A. Hickey
	Name:	Brett A. Hickey
	Title:	Chief Executive Officer